SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2002-S8)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                 333-82332             75-2006294
          --------                 ---------             ----------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
      of Incorporation)           File Number)      Identification No.)


8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
----------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5.        Other Events

Description of the Mortgage Pool

        Residential Funding Mortgage Securities I, Inc. (the "Registrant") plans a series of certificates, entitled Mortgage Pass-Through Certificates, Series 2002-S8 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2002, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and Bank One, National Association, as Trustee.

Collateral Term Sheets

        Goldman, Sachs & Co. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

        The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

        The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

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Item 7.        Financial Statements and Exhibits

                      (a)    Not applicable

                      (b)    Not applicable

                      (c)    Exhibits


        Exhibit No.                              Description


 99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2002-S8.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.
                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.

                                                   By: /s/ Randy Van Zee
                                                   Name:   Randy Van Zee
                                                   Title:  Vice President

Dated: May 14, 2002



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                                  EXHIBIT INDEX



               Item 601(a) of       Sequentially
Exhibit        Regulation S-K       Numbered
Number.        Exhibit No.          Description                  Page

1              99                   Preliminary                  Electronically
                              Collateral Term Sheet



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                                     EXHIBIT

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